UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Earliest Event Reported: May 12, 2010

X-RITE, INCORPORATED

(Exact name of registrant as
specified in its charter)

Michigan	000-14800	38-1737300
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification no.)
4300 44th Street S.E. Grand Rapids, Michigan	49512
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number,
including area code:
(616) 803-2200

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Conditions

On May 12, 2010, X-Rite, Incorporated (the “Company”) issued a press release announcing the results for its first quarter 2010.  The press release is attached hereto as Exhibit 99.1.

Item 9.01         Financial Statements and Exhibits.

                          Exhibit

                                99.1 -  Press Release dated May 12, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized officer.

Dated: May 13, 2010	X-RITE, INCORPORATED

	By:	/s/ Rajesh K. Shah
Rajesh K. Shah
Chief Financial Officer